Exhibit 99.1

         Opinion Research Corporation Reports Results for the
                        Third Quarter of 2003

    PRINCETON, N.J.--(BUSINESS WIRE)--Oct. 29, 2003--Opinion Research Corporation (Nasdaq: ORCI), today announced financial results for the third quarter ended September 30, 2003.
    Summarizing the quarter's results, Chairman and CEO John F. Short said, "Both our social research and United Kingdom market research units turned in an excellent performance, with revenues increasing by 11% and 22%, respectively. Our U.S. market research and teleservices businesses continued to feel the impact of weak business spending in the United States."
    Revenues for the third quarter were $44.9 million, an increase of 4% compared to the corresponding quarter in 2002. Social research revenues were $29.1 million versus $26.3 million last year. Market research revenues totaled $12.0 million versus $13.3 million in the prior year. Teleservices revenues were $3.7 million versus $3.8 million last year.
    Net income for the third quarter was $0.7 million, or $0.11 per diluted share, versus net income of $0.9 million, or $0.15 per diluted share, in last year's third quarter. The increase in the effective tax rate from the prior year period is due to the Company not providing a tax benefit for non U.S. losses in the current year as well as higher state taxes from profitable segments. The Company is not providing a tax benefit on state losses.

    Business Outlook

    Mr. Short commented, "The continued slow pace of business spending in the U.S. commercial market research and teleservices sectors has caused us to reduce our outlook for the remainder of 2003. We now expect revenues in 2003 to be between $178 and $180 million, net income to be between $3.0 and $3.2 million and diluted earnings per share to be in the range of $0.48 to $0.51 before possible charges." Possible charges may include goodwill write-downs resulting from the annual evaluation required under FASB Statement 142, the write-off of unamortized debt placement fees in connection with a refinancing, and restructuring charges.
    Mr. Short continued, "Although we have lowered our projections for the year, we do believe the outlook for the U.S. businesses is improving, based on increases in the volume of new business inquiries we are receiving and the research proposals we are submitting to potential clients. In the social research business, new contract bookings into backlog in the first nine months of 2003 totaled $201 million, a new record. We have won all of the re-competitions in which we were the incumbent contractor, including a very substantial demographic and health survey contract with the U.S. Agency for International Development, which is for $106 million over a five-year period.
    The statements above concerning the company's business outlook for 2003 are based on current expectations. These statements are forward-looking and actual results may differ materially.

    First Nine Months' Results

    For the first nine months of 2003, revenues were $133.5 million compared to $130.6 million in the first nine months of 2002. First nine months' 2003 net income was $2.4 million, or $0.38 per diluted share, compared to $2.4 million, or $0.39 per diluted share, last year. Last year's results included a charge of $0.3 million, or $0.05 per diluted share, for the cumulative effect of an accounting change.
    The company has scheduled an investor conference call for 10:00 a.m. (ET) on Thursday, October 30. The dial-in number for the live conference call will be 888-212-8315 (706-643-0144 outside the U.S. and Canada). There will be a live webcast of the conference call over the investor relations page of the company's Web site at www.opinionresearch.com as well as at www.companyboardroom.com.
    For those who cannot listen to the live broadcast, an audio replay of the call will be available on the above web sites for 30 days. A telephone replay of the call will also be available from 1:00 p.m. on October 30 until 11:59 p.m. on November 6. To listen to the telephone replay, dial 800-642-1687 (706-645-9291 outside the U.S. and Canada) and enter conference ID # 3143791.

    About Opinion Research Corporation

    Founded in 1938, Opinion Research Corporation provides commercial market research, health and demographic research for government agencies, information services, teleservices and consulting. The company is a pioneering leader in the science of market and social research, and has built a worldwide data-collection network. Further information is available at www.opinionresearch.com.

    This release contains, within the meaning of the safe harbor provision of the Private Securities Litigation Reform Act of 1995, forward-looking statements that are based on management's beliefs and assumptions, current expectations, estimates and projections. Many of the factors that will determine the company's financial results are beyond the ability of the company to control or predict. These statements are subject to risks and uncertainties and therefore actual results may materially differ. The company disclaims any obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise. Important factors and risks that may affect future results are described in the company's filings with the Securities and Exchange Commission, copies of which are available upon request from the company.



             OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                   Consolidated Statements of Income
          (in thousands, except share and per share amounts)
----------------------------------------------------------------------



                                             For The Three Months
                                              Ended September 30,
                                                                  %
                                            2003       2002      Incr
                                         ---------- ---------- -------

Revenues                                $   44,867 $   43,341      4
Cost of revenues (exclusive of
 depreciation)                              31,561     29,947
                                         ---------- ----------
    Gross profit                            13,306     13,394     (1)

Selling, general and administrative
 expenses                                    9,542      9,716
Depreciation and amortization                1,018      1,152
                                         ---------- ----------
    Operating income                         2,746      2,526      9

Interest and other non-operating
 expenses, net                               1,242      1,253
                                         ---------- ----------
    Income before provision for income
     taxes and cumulative effect of
     accounting change                       1,504      1,273     18

Provision for income taxes                     793        382
                                         ---------- ----------
    Income before cumulative effect of
     accounting change                         711        891    (20)

Cumulative effect of accounting change,
 net of tax benefit of $0                        -          -
                                         ---------- ----------
    Net income                          $      711 $      891    (20)
                                         ========== ==========

Basic earnings per share:
     Income before cumulative effect of
      accounting change                 $     0.12 $     0.15
     Cumulative effect of accounting
      change                                     -          -
                                         ---------- ----------
     Net income                         $     0.12 $     0.15
                                         ========== ==========

Diluted earnings per share:
     Income before cumulative effect of
      accounting change                 $     0.11 $     0.15
     Cumulative effect of accounting
      change                                     -          -
                                         ---------- ----------
     Net income                         $     0.11 $     0.15
                                         ========== ==========

Weighted average shares outstanding:
  Basic                                  6,090,238  5,971,379
  Diluted                                6,323,573  6,018,670



                                             For The Nine Months
                                             Ended September 30,
                                                                  %
                                            2003       2002      Incr
                                         ---------- ---------- -------

Revenues                                $  133,512 $  130,569      2
Cost of revenues (exclusive of
 depreciation)                              93,313     89,748
                                         ---------- ----------
    Gross profit                            40,199     40,821     (2)

Selling, general and administrative
 expenses                                   29,192     29,592
Depreciation and amortization                2,972      3,435
                                         ---------- ----------
    Operating income                         8,035      7,794      3

Interest and other non-operating
 expenses, net                               3,553      3,576
                                         ---------- ----------
    Income before provision for income
     taxes and cumulative effect of
     accounting change                       4,482      4,218      6

Provision for income taxes                   2,118      1,561
                                         ---------- ----------
    Income before cumulative effect of
     accounting change                       2,364      2,657    (11)

Cumulative effect of accounting change,
 net of tax benefit of $0                        -       (292)
                                         ---------- ----------
    Net income                          $    2,364 $    2,365     (0)
                                         ========== ==========

Basic earnings per share:
     Income before cumulative effect of
      accounting change                 $     0.39 $     0.45
     Cumulative effect of accounting
      change                                     -      (0.05)
                                         ---------- ----------
     Net income                         $     0.39 $     0.40
                                         ========== ==========

Diluted earnings per share:
     Income before cumulative effect of
      accounting change                 $     0.38 $     0.44
     Cumulative effect of accounting
      change                                     -      (0.05)
                                         ---------- ----------
     Net income                         $     0.38 $     0.39
                                         ========== ==========

Weighted average shares outstanding:
  Basic                                  6,068,134  5,935,840
  Diluted                                6,178,744  6,048,324




            OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                     Consolidated Balance Sheets
                            (in thousands)
----------------------------------------------------------------------


Assets                                        30-Sep-03   31-Dec-02
                                              ---------  ----------

Current assets:
  Cash and equivalents                       $   2,151  $    2,549
  Accounts receivable                           20,269      21,936
    Allowance for doubtful accounts               (351)       (348)
  Unbilled services                             14,854      13,480
  Prepaid expenses and other current assets      2,754       3,151
                                              ---------  ----------
Total current assets                            39,677      40,768

Non-current assets:
  Fixed assets, net of depreciation              8,652       8,549
  Goodwill                                      48,666      48,577
  Other intangibles, net of amortization           822       1,230
  Other non-current assets                       3,869       3,312
                                              ---------  ----------

Total non-current assets                        62,009      61,668
                                              ---------  ----------

Total assets                                 $ 101,686  $  102,436
                                              =========  ==========


Liabilities and stockholders' equity          30-Sep-03   31-Dec-02
                                              ---------  ----------

Current liabilities:
  Accounts payable                           $   4,745  $    5,501
  Accrued expenses                              13,003      11,490
  Deferred revenues                              1,187       2,090
  Short-term borrowings                         28,240       6,000
  Other current liabilities                      1,335         954
                                              ---------  ----------
Total current liabilities                       48,510      26,035


Long-term borrowings                            14,459      40,866
Other liabilities                                1,115         720

Redeemable equity                                8,900       8,900

Total stockholders' equity                      28,702      25,915
                                              ---------  ----------

Total liabilities and stockholders' equity   $ 101,686  $  102,436
                                              =========  ==========





             OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                          Segment Information
                            (in thousands)
----------------------------------------------------------------------



                                  US Market  UK Market
                                  Research   Research   Teleservices
                                  --------- ---------- ---------------
Three months ended
September 30, 2003:
---------------------------------

Revenues from external
 customers                       $   5,722   $  5,433    $      3,757

Operating income (loss)             (1,319)       245             481

Interest and other non-
 operating expenses, net

Income before provision for
 income taxes and cumulative
 effect of accounting change

Three months ended
September 30, 2002:
---------------------------------

Revenues from external
 customers                       $   7,878   $  4,462    $      3,800

Operating income (loss)               (760)      (105)            602

Interest and other non-
 operating expenses, net

Income before provision for
 income taxes and cumulative
 effect of accounting change

Nine months ended
September 30, 2003:
---------------------------------

Revenues from external
 customers                       $  19,397   $ 14,530    $     10,441

Operating income (loss)             (2,529)       621           1,070

Interest and other non-
 operating expenses, net

Income before provision for
 income taxes and cumulative
 effect of accounting change

Nine months ended
September 30, 2002:
---------------------------------

Revenues from external
 customers                       $  24,769   $ 13,762    $     12,398

Operating income (loss)             (2,345)       279           1,952

Interest and other non-
 operating expenses, net

Income before provision for
 income taxes and cumulative
 effect of accounting change



                                  Social   Total
                                 Research Segments Other  Consolidated
                                --------- -------- ------ ------------
Three months ended
September 30, 2003:
--------------------------------

Revenues from external
 customers                      $ 29,144 $ 44,056 $  811   $  44,867

Operating income (loss)            3,439    2,846   (100)      2,746

Interest and other non-
 operating expenses, net                                       1,242

Income before provision for
 income taxes and cumulative
 effect of accounting change                               $   1,504

Three months ended
September 30, 2002:
--------------------------------

Revenues from external
 customers                      $ 26,272 $ 42,412 $  929   $  43,341

Operating income (loss)            2,772    2,509     17       2,526

Interest and other non-
 operating expenses, net                                       1,253

Income before provision for
 income taxes and cumulative
 effect of accounting change                               $   1,273

Nine months ended
September 30, 2003:
--------------------------------

Revenues from external
 customers                      $ 87,139 $131,507 $2,005   $ 133,512

Operating income (loss)            9,296    8,458   (423)      8,035

Interest and other non-
 operating expenses, net                                       3,553

Income before provision for
 income taxes and cumulative
 effect of accounting change                               $   4,482

Nine months ended
September 30, 2002:
--------------------------------

Revenues from external
 customers                      $ 77,104 $128,033 $2,536   $ 130,569

Operating income (loss)            7,903    7,789      5       7,794

Interest and other non-
 operating expenses, net                                       3,576

Income before provision for
 income taxes and cumulative
 effect of accounting change                               $   4,218


    CONTACT: Opinion Research Corporation
             Douglas L. Cox, 609/452-5274
                or
             (Investor Relations)
             Lippert/Heilshorn & Associates
             Harriet Fried/John Heilshorn, 212/838-3777 hfried@lhai.com